Exhibit 99.3

Merger Transaction On the Path Towards Nasdaq July 2023 This document is a free translation of the Hebrew original. In case of differences, the Hebrew version shall prevail

Forward - looking Statement Legal Disclaimer The purpose of this presentation is to provide only preliminary and basic information regarding the merger transaction . The presentation does not constitute, and should not be construed as, an offer to invest in or purchase the Company's securities and/or an invitation to make offers for their purchase and in particular does not constitute an "offer to the public" or "sale to the public" of any kind . This presentation does not purport to encompass or contain all the information that may be relevant for the purpose of making any decision regarding the investment in the Company's securities . This presentation does not replace independent data collection and analysis and it should be taken into account that past data does not necessarily indicate future performance . The presentation was made for a convenient and concise presentation, the information provided herein regarding the merger transaction is not exhaustive and should not be reviewed or considered as a substitute for complete review of the Company's immediate and periodic reports . The information presented in the presentation is based on the Company's reports as part of its reports to the public . Notwithstanding, updated non - material information may be included in the presentation, including information presented in a different way in characterization and/or editing in relation to the Company's reports and in relation to the information included in the Company ’ s public filings . This presentation includes data and information based in part on subjective assessments, estimates and expectations of the Company and therefore, the information detailed herein should be treated accordingly . In this presentation, the Company included, among other things, forward - looking statements, as defined in the Israeli Securities Law, 1968 , including in relation to the holdings of Company securities at the time of completion of the merger transaction, the value of the Company and the value of the milestones shares, the rate of redemption in the SPAC, engagements in capital raising transactions and their completion, the existence of the conditions precedent to the completion of the merger transaction and the likelihood of consummating the transaction . Such information includes, among other things, forecasts, goals, assessments and estimates, business strategy, both regarding the Company's activities and regarding the markets in which the Company operates, including information presented in the form of illustrations and/or graphs and/or tables, referring to events and/or future matters whose realization is uncertain and may be affected by factors that are beyond the Company ’ s control and cannot be estimated in advance . Such information is based on estimates and assumptions as of the date of the presentation, by the Company's management, which, although the Company believes that they are reasonable, are uncertain and by their nature are based on subjective estimates only . The realization or non - realization of forward - looking statements will be affected, among other things, by various factors, including decisions of third parties, including authorities, as well as by developments in the economic environment and external factors that may affect the Company's activities, and which cannot be predicted or estimated in advance or are beyond the Company's control . The Company does not undertake to update or change such forecasts or assessments and does not undertake to update this presentation . The information provided herein does not, an opinion of the Company or anyone on its behalf, but general and non - binding information . Nothing in this presentation is intended to constitute legal, tax or business advice and it is not a substitute for consulting with appropriate advisors in these aspects . Every potential investor should apply for advice and guidance in connection with potential investments, including tax advice considering his data and situation . 2

3 ZOOZ Develops, markets and delivers Breakthrough Kinetic Energy S torage S ystems , Used as - Power Boosters To enable and accelerate the deployment of Ultra - fast charging infrastructure for electric vehicles, everywhere!

The Strategy Behind the Merger Transaction 4 Nasdaq Capital Market Ϭϭ ϬϮ Ϭϯ Merger with KeyArch Acquisition Corp. SPAC traded on Nasdaq [KYCH Ŀ ] The SPAC was established by a founder of an investment fund from Hong Kong and the SPAC leaders are with proven ability in the Chinese market Recognizing the potential of ZOOZ's solution and intending to assist ZOOZ penetrate the Chinese market (the most advanced EV market in the world) Transition to dual listing, also on Nasdaq Strengthening the recognition and positioning in the international markets, and in particular the US market, which is a strategic target market for ZOOZ A convenient platform for raising capital, required for ZOOZ ’ s business growth. Join forces with strategic partner, that can help ZOOZ accelerate its business growth All the above, while: Injection of capital into ZOOZ. Increased value for shareholders.

Join forces with strategic partner The Main Benefits of the Deal 5 Injection of Capital Agreed Valuation of up to $ 100 M (contingent on meeting certain milestone) Immediately post merger - 6 million shares at a value of $ 10 per share Reflecting agreed value of $ 60 M immediately prior to merger completion According to the deal, Zooz’s agreed valuation is up to $100 million (of which up to $40 million is contingent on meeting certain milestones) (total of 10 million shares at a value of $10 per share) Condition to closing – minimum capital injection of $ 10 million (net after all expenses) Zooz's listing on Nasdaq is expected to enable additional opportunities for capital raising to support company ’ s growth Reflecting agreed value of up to $ 40 M immediately prior to merger completion Entitlement to allocation of additional up to 4 million shares – contingent on Zooz achieving certain milestones (within 5 years) strategic partner with ability to help ZOOZ to accelerate its penetration into the Chinese market KeyArch Sponsors have extensive experience in business development and significant network in the Chinese market, including the automotive ecosystem

The Merger Process (expected to be completed by end of 2023 ) 6 Injection of Capital Closing condition – a minimum of $ 10 M capital injection (net after all expenses) PIPE will be considered Performance of Reverse split with ratio of approximately of ϭϭ͘ϲ ** to 6 million shares reflecting valuation of $ 60 M (immediately prior to merger completion) ZOOZ ’ s Shareholders (prior to merger) will hold 40% - 50%*** of the merged company ZOOZ's shareholders (prior to the merger) are entitled to an additional allocation of up to 4 million shares, reflecting a value (immediately prior to merger completion) of up to $ 40 M depending on the company ’ s achieving certain milestones , during a period of up to 5 years after closing The SPAC raised approximately $ 115 M and after the redemption (carried out with the extension of the SPAC on 20.7.23 ) approximately $ 25 M* remain in the SPAC ZOOZ (t he surviving company) Immediately post merger Dual listed on TASE & Nasdaq Traded in Tel - Aviv Stock Exchange KeyArch SPAC, Traded on Nasdaq An additional redemption is possible at the time of the convening of the general meeting of the SPAC to approve the merger Estimation - an up - to - date ratio will be published later, with the summoning of a shareholders' meeting to approve the deal Depending on the amount of capital that will be raised and the one that will remain in SPAC

The milestones entitling Zooz shareholders to issuance of Earnout Shares (one of two conditions to be met per each milestone): Entitlement of Zooz shareholders to Earnout Shares, contingent upon achievement of milestones (one of two conditions to be met per each milestone) 7 ϭϭ͕ϲϬϬ ϭ͕ϬϬϬ ƊƊ ϭ͕ϭϲϳ ϭ͕ϰϬϬ Example – a shareholder who currently holds 11,600 shares ƊŃ shares shares shares Shares post merger Shares today Amount of shares to be allocated all shareholders aggregate) Completion of one of the conditions of the milestones Milestone Price per share ( VWAP trading volume weighted) ( on 20 trading days out of 30 consecutive trading days) Cumulative total revenue ( in 4 out of 5 consecutive quarters) čńČČČńČČČ čĎ ƒ US US$ 10,000,000 1 ĎńĐČČńČČČ čĒ ƒ US US$ 20,000,000 2 ĐńČČČńČČČ Ďď ƒ US US$ 30,000,000 3 Reverse Split Issuance after achievement of first milestone Issuance after achievement of second milestone Issuance after achievement of third milestone

Accelerating Growth Initial Sales in Europe 8 Initial Installation in the US Penetration process in a fascinating market that is rapidly developing Excellent timing for ZOOZ to the next level as a publicly traded company at -

Important Information and Where to Find It This communication contains information relating to a Business Combination Agreement (the “ Business Combination Agreement ” ), dated July 30 , 2023 , by and among ZOOZ, Keyarch and the other parties thereto, and transactions contemplated thereby, which we refer to as the Business Combination . In connection with the Business Combination, ZOOZ intends to file with the United States Securities and Exchange Commission ( “ SEC ” ) a Registration Statement on Form F - 4 , which will include a proxy statement of Keyarch that constitutes a prospectus for ZOOZ securities and a proxy statement for Keyarch ’ s shareholders (the “ Registration Statement ” ) . The Registration Statement has not been filed with or declared effective by the SEC . Promptly after the Registration Statement is declared effective by the SEC, Keyarch will mail the definitive proxy statement and a proxy card contained therein to its shareholders . Investors and securityholders of Keyarch and other interested persons are advised to read, when available, the Registration Statement, including preliminary proxy statement to be filed with the SEC, and amendments thereto, and the definitive proxy statement in connection with Keyarch ’ s solicitation of proxies for the extraordinary general meeting to be held to approve the Business Combination Agreement and the Business Combination (collectively, the “ Transactions ” ) and other documents filed in connection with the proposed Transactions because these documents will contain important information about ZOOZ, Keyarch , the Business Combination Agreement and the Transactions . The definitive proxy statement will be mailed to shareholders of Keyarch as of a record date to be established in the future for voting on the Business Combination Agreement and the Transactions . The Registration Statement, including the definitive proxy statement, the preliminary proxy statement, the Business Combination Agreement and other relevant materials in connection with the Transactions (when they become available), and any other documents filed by Keyarch with the SEC, may be obtained free of charge at the SEC ’ s website (www . sec . gov) or by writing to Keyarch at : 275 Madison Avenue, 39 th Floor, New York, New York 10016 . This communication does not contain all the information that should be considered concerning the proposed Transactions and is not intended to form the basis of any investment decision or any other decision in respect of the proposed Transactions . This communication is not a substitute for any registration statement or for any other document that ZOOZ or Keyarch may file with the SEC in connection with the proposed Transactions . INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION . INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC, THE ISRAELI SECURITIES AUTHORITY ( “ ISA ” ), OR ANY OTHER REGULATORY AUTHORITY, NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE PROPOSED TRANSACTIONS PURSUANT TO WHICH ANY SECURITIES ARE TO BE OFFERED OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN . ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE . Participants in the Solicitation ZOOZ, Keyarch , and their respective directors and executive officers, under SEC rules, may be deemed to be participants in the solicitation of proxies from the holders of Keyarch securities in respect of the proposed Transactions . Information regarding Keyarch ’ s directors and executive officers and their ownership of Keyarch ’ s securities is set forth in Keyarch ’ s filings with the SEC . Additional information regarding the interests of the participants in the proxy solicitation will be included in the Registration Statement when it becomes available . These documents can be obtained free of charge from the sources indicated above . No Solicitation or Offer This communication shall not constitute an offer to sell or exchange or the solicitation of an offer to buy or exchange any securities pursuant to the proposed Transactions or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction . No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933 , as amended .